SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 1999

                    USA GROUP SECONDARY MARKET SERVICES, INC.
               (Exact name of Registrant as Specified in Charter)

          Delaware                    333-63081                  35-1872185
      (State or Other               (Commission                (IRS Employer
Jurisdiction of Incorporation)      (File Number)            Identification No.)

30 South Merdian Street, Indianapolis, Indiana                   46204-3503
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (317) 951-5640

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

This Current Report on Form 8-K is being filed to file a copy of the documents attached hereto as exhibits in connection with the offering of SMS Student Loan Trust 1999-A Floating Rate Asset Backed Notes, Class A-1 and Class A-2.

Capitalized terms not defined herein have the meanings assigned in the Indenture.

Item 7. Financial statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

            Exhibit No.
            -----------
               4.1      Servicing Agreement
               4.2      Trust Agreement
               4.3      Indenture
               99.1     Loan Sale Agreement
               99.2     Administration Agreement
               99.3     Appendix A to the Administration Agreement
               99.4     Schedule to the ISDA Master Agreement
               99.5     Confirmation to the ISDA Master Agreement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       USA GROUP SECONDARY MARKET SERVICES, INC.
                                       as originator of the Trust
                                                    (Registrant)

                                       By: /s/ Cheryl E. Watson
                                           -------------------------------------
                                           Name:  Cheryl E. Watson
                                           Title:   Senior Vice President

Date: March 22, 1999

                                  EXHIBIT INDEX

Exhibit Number                Description
--------------                -----------
    4.1                Servicing Agreement
    4.2                Trust Agreement
    4.3                Indenture
    99.1               Loan Sale Agreement
    99.2               Administration Agreement
    99.3               Appendix A to the Administration Agreement
    99.4               Schedule to the ISDA Master Agreement
    99.5               Confirmation to the ISDA Master Agreement